                       NOTICE OF GUARANTEED DELIVERY FOR
                           FREEDOM CHEMICAL COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Freedom Chemical Company (the "Company") made pursuant to the Prospectus, dated _______ __, 1996 (the "Prospectus"), if certificates for the outstanding 10 5/8% Senior Subordinated Notes due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               Delivery To: The Bank of New York, Exchange Agent
                           By Mail or Hand Delivery:
                             The Bank of New York
                            Reorganization Section
                            101 Barclay Street - 7E
                           New York, New York 10286
                           Attention: Ms. Jodi Smith

                          By Facsimile Transmission:
                       (for Eligible Institutions only)
                                (212) 815-3080
                             Attn: Ms. Jodi Smith

                             Confirm by Telephone:
                                (212) 815-2791

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.


Principal Amount of Old Notes
     Tendered:*


$
 -------------------------------------
Certificate Nos. (if available):

                                            If Old Notes will be delivered by
 -------------------------------------      book-entry transfer to The Depository
                                            Trust Company, provide account number.

Total Principal Amount Represented by
     Old Notes Certificate(s):

$
 -------------------------------------

-------------------------------------       Account Number
                                                           --------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

--------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------


                               PLEASE SIGN HERE

X
  --------------------------------              ----------------

X
  --------------------------------              ----------------
     Signature(s) of Owner(s)                        Date
     or Authorized Signatory

     Area Code and Telephone Number:
                                     ---------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                     Please print name(s) and address(es)

Name(s):
             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------
Capacity:
             ------------------------------------------------------------------
Address(es):
             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------


                                   GUARANTEE

                   (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


-----------------------------------------------                   --------------------------------------------------
                  Name of Firm                                                  Authorized Signature

-----------------------------------------------                   --------------------------------------------------
                      Address                                                              Title
                                                                  Name:
-----------------------------------------------                         --------------------------------------------
                                       Zip Code                           (Please Type or Print)
Area Code and Tel. No.                                            Dated:
                       ------------------------                         --------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.